Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2020
Property and Equipment, Net
Summary of property and equipment, net

Property and equipment, net consisted of the following (in thousands):

	December 31,
	2020	2019
Office equipment	$715	$803
Furniture and fixtures	36	35
Total property and equipment	751	838
Less accumulated depreciation	(431)	(274)
Property and equipment, net	$320	$564